UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 23, 2012

FIRST CAPITAL, INC.
(Exact name of registrant as specified in its charter)

Indiana	0-25023	35-2056949
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 Federal Drive N.W., Corydon, Indiana 47112
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (812) 738-2198

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                      Submission of Matters to a Vote of Security Holders.

The annual meeting of shareholders of First Capital, Inc. (the “Company”) was held on May 23, 2012.  The final results for each of the matters submitted to a vote of shareholders at the annual meeting are as follows:

1.	The following individuals were elected as directors of the Company, to serve for three year terms or until their successors are elected and qualified, by the following vote:

NAME	FOR	WITHHELD	BROKER NON-VOTES
Kathryn W. Ernstberger	1,376,975	99,665	647,999
William I. Orwick, Sr.	1,417,777	58,862	648,000
Kenneth R. Saulman	1,364,715	111,925	647,999
Carolyn E. Wallace	1,436,544	40,095	648,000

2.
The appointment of Monroe Shine & Co, Inc. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012 was ratified by shareholders by the following vote:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
2,115,800	92	8,747	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST CAPITAL, INC.

Date: May 25, 2012	By:	/s/ William W. Harrod
William W. Harrod
President and CEO